GCAT 2022-INV1 Trust ABS-15G

Exhibit 99.19

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Bank of America, N.A. The review included a total of 1,313 newly originated residential mortgage loans, in connection with the securitization identified as GCAT 22-INV1 (the “Securitization”). The review began on March 1, 2021, and concluded in November 1, 2021.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted blow, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Recalculation of APR and Finance Charge
b.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions

c.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures:
i.	Right to Receive Copy of Appraisal

d.	National Flood Insurance Program (NFIP) Review:
i.	Adherence to flood insurance coverage
ii.	Identification of flood zones
iii.	Evidence of adequate coverage amounts

e.	Fair Credit Reporting Act (FCRA)
f.	Home Mortgage Disclosure Act (HMDA)
g.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products (Desktop Reviews and Field Reviews) were obtained to confirm the value was supported within 10% tolerance. This population was obtained by the client and ordered by Consolidated Analytics.
n.	For all loans within the population, additional valuation products were not required when the CU score provided was below or equal to 2.5. In the event the CU score was not provided or was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (1,313 loans in total):

1,057 loans had an Automated Valuation model which was performed by Consolidated Analytics. Consolidated Analytics has independent access to the AVM reviews ordered by Consolidated Analytics.

363 loans had Desktop Reviews which were performed by Consolidated Analytics. Consolidated Analytics has independent access to the Desktop Reviews ordered by Consolidated Analytics.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, 2055, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

13 loans had a 2055, 5 loans had a field review, and 4 loans had a 2nd Appraisal review. Value for all 22 loans was supported by the secondary valuation product.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 1,313 mortgage loans reviewed, 14 unique mortgage loans (by loan count) had a total of 16 different tape discrepancies across 5 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Borrower_Last_Name	3	0.23%
Property_City	3	0.23%
Property_Zip	1	0.08%
Property_Address	2	0.15%
UW_FICO_Utilized	7	0.53%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 90.40% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	1,187	$350,496,549.50	90.40%
Event Grade B	126	$32,061,581	9.60%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	1,313	$382,558,130.50	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	1,304	99.31%
Event Grade B	9	0.69%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,313	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	1,307	99.54%
Event Grade B	6	0.46%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,313	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	1,202	91.55%
Event Grade B	111	8.45%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	1,313	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	1263
		Servicing Comments are Missing	1063
		Property is located in a FEMA disaster area	281
		HMDA Discrepancy(s) Noted	252
		Fraud Report Missing	103
		DTI Exceeds AUS Maximum Allowable	92
		Borrower Liabilities Verification Indicator is Partial	71
		Borrower Employment Verification does not meet guidelines	62
		Borrower Income Verification does not match Approval	35
		Hazard Insurance Coverage is Not Sufficient.	29
		Asset Documents are Incomplete	24
		Hazard Insurance Effective Date is after the Note Date	23
		Initial Loan Application is Missing	23
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	21
		HAZARD INSURANCE CERTIFICATE MISSING	17
		CoBorrower Employment Verification does not meet guidelines	15
		Title Policy is Missing	13
		Final Loan Application is Missing	11
		Housing history does not meet guidelines	10
		Appraisal date is greater than 120 days from Origination date.	9
		Fraud Report Shows Uncleared Alerts	9
		Transmittal Summary is Missing	9
		Flood Certificate is Missing	8
		Borrower Liabilities Verificiation Indicator is Missing	7
		Fully Executed Purchase Contract is Missing	7
		Borrower Credit Report is Missing	6
		Borrower Employment Verification Level is missing	6
		CLTV Exceeds the AUS Maximum Allowable	6
		CoBorrower Income Verification does not match Approval	6
		LTV Exceeds AUS Maximum Allowable	6
		AUS is Partial	5
		Borrower Income Verification Level is Missing	5
		Final Loan Application is Partial	5
		Hazard Insurance Indicator is Partial	5
		Insufficient cash to close.	5
		Profit and Loss Does Not Meet Guidelines	5
		Borrower residency documentation not provided or issue with documentation	3
		CoBorrower Credit Report is Missing	3
		Hazard Insurance Coverage is Not Sufficient	3
		Note Document Indicator is Partial	3
		Trust Documentation Missing or Incomplete	3
		Balance Sheet Does Not Meet Guidelines	2
		Borrower Asset Verification is Missing	2
		Borrower Credit Report Indicator is Partial	2
		Borrower Employment Verification is Unavailable	2
		CoBorrower Liabiliities Verified Indicator is Missing	2
		CoBorrower Liabilities Verified Indicator is Partial	2
		Condo Approval Missing	2
		Executed HELOC closure letter not provided.	2
		Flood Insurance Policy is Missing	2
		Note Document Indicator is Missing	2
		Signed 4506t is missing	2
		Title Policty is Partial	2
		Unresolved derogatory credit	2
		All Interested Parties Not Checked against Exclusionary Lists	1
		AUS is Missing	1
		Borrower Four Credit Report Indicator is Missing	1
		Borrower Four Liabilities Verified Indicator is Missing	1
		Borrower Income Verification is less than 12 months	1
		Borrower Three Credit Report Indicator is Missing	1
		Borrower Three Liabilities Verified Indicator is Missing	1
		Borrower Transcripts are missing	1
		Cash to Borrower Exceeds Maximum Allowable	1
		CoBorrower Asset Verification is Missing	1
		CoBorrower Income Verification is Missing	1
		FICO is less than the AUS Minimum Required	1
		Final Loan Application is Not Executed	1
		Fraud Report is Only Partially Available	1
		Intent to Proceed is not Executed	1
		Liquid Reserves (Months) are less than AUS Minimum Required.	1
		Note is not executed by all borrowers	1
		Number of Mortgage Properties Exceeds Max Allowable Per Guidelines	1
		Total Credit Grade "A" Exceptions	3576
	B	DTI Exceeds AUS Maximum Allowable	8
		Hazard Insurance Effective Date is after the Note Date	1
		Servicing Comments are Missing	1
		Total Credit Grade "B" Exceptions	10
Compliance	A	ATR/QM Status is Pending	78
		Charges That Cannot Increase Test	58
		Consummation or Reimbursement Date Validation Test	55
		Reimbursement Amount Test	54
		Charges That In Total Cannot Increase More Than 10% Test	31
		Initial Loan Estimate Delivery Date Test (from application)	15
		Initial Closing Disclosure Delivery Date Test	14
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	12
		Evidence of Rate Lock Not Provided	11
		Intent to Proceed is Missing	10
		Missing Taxpayer First Act Disclosure	10
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	10
		Written List of Service Providers Disclosure Date Test	10
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	8
		eSigned Documents Consent is Missing	7
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	7
		Initial Loan Estimate Delivery Date Finding (prior to consummation)	6
		TRID Consummation Date and Closing / Settlement Date Validation Test	6
		Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	5
		Security Instrument Indicator is Missing	5
		TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	5
		TRID Post-Consummation Reason for Redisclosure Validation Test	5
		Lender Credits That Cannot Decrease Test	4
		Prohibited Fees Test	4
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	3
		The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	3
		TRID Disclosure Delivery and Receipt Date Validation Test	3
		TRID Total of Payments Test	3
		Notice of Special Flood Hazards is Missing	2
		Per Diem Interest Amount Test	2
		Rate Spread Home Loan	2
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	2
		Revised Loan Estimate Delivery Date Test (prior to consummation)	2
		Security Instrument Indicator is Partial	2
		TRID "Section G. Initial Escrow Payment At Closing" Validation Test	2
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	2
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	2
		TRID Post-Consummation Revised Closing Disclosure Date and Consummation Date Validation Test	2
		Application Fee Test	1
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Initial Loan Estimate Delivery Date Test (prior to consummation)	1
		Late Fees Test	1
		Lender did not provide ATR/QM Status Determination	1
		Mortgage Loan Finding	1
		NC RSHL 2013 Date the Rate Was Set Validation Test	1
		Qualified Mortgage APR Threshold Finding	1
		Regulation § 1026.43(c)(2)(ii) failure - The borrower(s) current employment status was not verified.	1
		Reimbursement Amount Validation Test	1
		Revised Closing Disclosure Delivery Date Test (No Waiting Period Required) Test	1
		Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
		Settlement Cost Booklet was provided more than 3 days from the Originator Application Date	1
		The file does not contain a complete copy of the Loan Estimate. Unable to fully test for TRID tolerance.	1
		TRID Initial Closing Disclosure Date and Date Creditor Received Application Validation Test	1
		Total Compliance Grade "A" Exceptions	477
	B	Charges That In Total Cannot Increase More Than 10% Test	6
		Charges That Cannot Increase Test	4
		Consummation or Reimbursement Date Validation Test	3
		Reimbursement Date Test	3
		Reimbursement Amount Test	2
		Non-Numeric Clerical Error and Post-Consummation Revised Closing Disclosure Delivery Date Test	1
		Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		TRID Initial Closing Disclosure Date and Post-Consummation Event Requiring Redisclosure Validation Test	1
		TRID Post-Consummation Event Validation Test	1
		Total Compliance Grade "B" Exceptions	23
Property	A	Third Party Valuation Product not Provided	327
		Third Party AVM to appraised value exceeds 10% allowable variance	316
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	58
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	45
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	35
		Third party AVM Confidence Score is less than 80%	31
		Origination Appraisal is Missing	9
		Is Completion Certificate in file is No	4
		Origination Appraisal is Partial	4
		Are all required Addendum and Exhibits in file is Incomplete	3
		Third Party Desk Review variance to appraised value exceeds 10%	3
		Informational Only - Property Inspection Waiver used at origination.	2
		Third Party Valuation Product not Provided.	2
		Title Issues Present	2
		Appraisal guideline violation	1
		Appraiser's License was Inactive at time of origination	1
		Are all required Addendum and Exhibits included is No	1
		Hazard Insurance Effective Date is after the Review Date	1
		Reasonable Comps Indicator is No	1
		Third Party Second Field Review variance to appraised value exceeds 10%	1
		Total Property Grade "A" Exceptions	847
	B	Informational Only - Property Inspection Waiver used at origination.	111
		External Obsolescence Present Indicator is Unknown	1
		Reasonable Comps Indicator is Unknown	1
		Total Property Grade "B" Exceptions	113

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.